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                                                                     Exhibit 1.1


                          THE ST. PAUL COMPANIES, INC.



                                 DEBT SECURITIES

                                  ------------

                             Underwriting Agreement

                                                                          [Date]



[UNDERWRITERS]
         [As representatives of the several Underwriters named in
               Schedule 1 hereto,]

[c/o NAME]
         [ADDRESS]

Ladies and Gentlemen:

                  From time to time The St. Paul Companies, Inc., a Minnesota corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities"), [to which warrants for the purchase of common stock, without par value (the "Common Stock")* of the Company (with respect to such Pricing Agreement, the "Warrants") will be attached].

                  The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement.

* Refer to a Security of the Company other than common stock throughout if the warrants are to purchase another Security of the Company.

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                  1. Particular sales of the Designated Securities [and the
Warrants] may be made from time to time to the Underwriters of such securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

                  2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) A registration statement on Form S-3 (File No. [ ]) (the "Initial Registration Statement") in respect of the Securities, [the Warrants and the shares of Common Stock issuable upon exercise thereof] has been filed with






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the Securities and Exchange Commission (the "Commission"); the Initial
Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus included in the latest registration statement, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or documents incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of any Initial Registration Statement, any post-effective amendment thereto, or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Securities Act of 1933, as amended (the "Act"), is hereinafter called a "Preliminary Prospectus"); the various parts of the Initial Registration Statement, any post-effective amendment thereto, and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement, at the time such part of the Initial Registration Statements became effective but excluding Form T-l, each as amended at the time such part of the Initial Registration Statements became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary




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Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Initial Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as amended or supplemented in relation to the applicable Designated Securities to be sold pursuant to this Agreement, in the form filed or transmitted for filing with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 5(a) hereof (including any documents incorporated by reference therein as of the date of such filing);

                  (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;


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provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

                  (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

                  (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any direct loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is material to the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company and its subsidiaries taken as a whole (other than any decrease in the capital stock resulting from purchases under the Company's Stock Repurchase Program and






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any increase resulting from the exercise of stock options or the issuance of restricted shares under the Company's stock incentive and employee compensation plans, or the conversion of Series B Convertible Preferred Stock) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                  (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, and is not subject to any material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each of the Company's principal subsidiaries (hereinafter called "Principal Subsidiaries"), namely St. Paul Fire and Marine Insurance Company, United States Fidelity and Guaranty Company and The John Nuveen Company, has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification;

                  (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; [the shares of Common Stock initially issuable upon the exercise of the Warrants have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Designated Securities and the Warrant Agreement referred to below, will be validly issued, fully paid and non-assessable and will conform to the description of





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Common Stock in the Prospectus]; all of the issued shares of capital stock of each of St. Paul Fire and Marine Insurance Company, United States Fidelity and Guaranty Company and The John Nuveen Company held directly or indirectly by the Company have been duly authorized and validly issued, are fully paid and non-assessable and (except as disclosed in the Registration Statement) all shares of the capital stock of such subsidiaries are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                  (g) The Securities have been duly authorized by the Company, and, when Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities (as defined in Section 4 hereof), the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

                  (h) [The Warrants have been duly authorized and, when issued and delivered pursuant to this Agreement and countersigned by the Warrant Agent as provided in the Warrant Agreement, will have been duly executed, countersigned, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Warrant Agreement to be dated as of [ ], 200[ ] (the "Warrant Agreement") between the Company and [ ], as Warrant Agent (the "Warrant Agent"), under which they are to be issued; the Warrant Agreement has been duly authorized and, when executed by the Company and the





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Warrant Agent, will constitute a valid and legally binding instrument enforceable in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Warrants and the Warrant Agreement conform to the descriptions thereof in the Prospectus as amended or supplemented];

                  (i) The issue and sale of the Securities [and the Warrants] and the compliance by the Company with all of the provisions of the Securities, [the Warrants], the Indenture, [the Warrant Agreement], this Agreement and any Pricing Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation, as amended, or the By-laws, as amended, of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities, [the Warrants,] or the consummation by the Company of the transactions contemplated by this Agreement, [the Warrant Agreement], any Pricing Agreement or the Indenture, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (j) Neither the Company nor any of its subsidiaries is in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition




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contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties is or may be bound;

                  (k) The statements set forth in the Prospectus under the captions "Description of Debt Securities We May Offer", [the "Description of our Common Stock" and the "Description of Warrants We May Offer"], insofar as they purport to constitute a summary of the terms of the Securities therein described, and, subject to the limitations set forth therein, under the caption "United States Taxation", and under the captions "Plan of Distribution" and "Underwriting" insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                  (l) Other than as set forth in the Prospectus, and other than litigation (none of which is reasonably likely to be material) incidental to the kinds of business conducted by the Company and its subsidiaries, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party, or of which any property of the Company or any of its subsidiaries is the subject, which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate (after giving effect to any applicable insurance, reinsurance or reserves therefor) have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (m) The Company is not and, after giving effect to each offering and sale of the Securities will not be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (n) Immediately after any sale of Securities [or Warrants] by the Company hereunder or under any Pricing Agreement, the aggregate amount of Securities [and Warrants] which shall have been issued and sold by the





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Company hereunder or under any Pricing Agreement and of any debt securities of the Company (other than such Securities) that shall have been issued and sold pursuant to the registration statement will not exceed the amount of debt securities registered under the registration statement; and

                  (o) (A) KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and (B) Ernst & Young LLP, who have certified certain financial statements of former USF&G Corporation and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

                  3. Upon the execution of the Pricing Agreement applicable to any Designated Securities [and Warrants] and authorization by the Representatives of the release of such Designated Securities [and Warrants], the several Underwriters propose to offer such Designated Securities [and Warrants] for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

                  4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance or at such other place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

                  5. The Company agrees with each of the Underwriters of any Designated Securities:




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                  (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities [and Warrants] and prior to the Time of Delivery for such Securities [and Warrants] which shall be disapproved by the Representatives for such Securities [and Warrants] promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities [and Warrants], and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities [,the Warrants or the shares of Common Stock issuable upon exercise of the Warrants], of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;



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                  (b) Promptly from time to time to take such action as the
Representatives may reasonably request to qualify such Securities, [the Warrants and the shares of Common Stock issuable upon exercise of the Warrants] for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities [and Warrants], provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) To furnish the Representatives with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities [or Warrants] at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

                  (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of



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the Commission thereunder (including at the option of the Company Rule 158); and

                  (e) [If required by applicable law, prior to [        ],
20[ ], to cause to be registered, pursuant to an effective registration statement under the Act, the shares of Common Stock issuable upon exercise of the Warrants and to use its best efforts to maintain the effectiveness of such registration statement during the entire period during which the Warrants may be exercised; and

                  (f) To reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue shares of its Common Stock upon exercise of the Warrants; and if requested by the Representatives in writing, to use its best efforts to list, subject to notice of issuance, the Securities and the Warrants and the shares of Common Stock issuable upon exercise of the Warrants on the [New York] Stock Exchange; and]

                  (g) During the period beginning from the date of the Pricing Agreement for such Designated Securities [and Warrants] and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities [and Warrants], as notified to the Company by the Representatives and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives; and

                  (h) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.



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                  6. The Company covenants and agrees with the several
Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities, [the Warrants and the shares of Common Stock issuable upon conversion of the Securities] under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, [the Warrant Agreement,] any Indenture, any Blue Sky and Legal Investment Memoranda, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities [and the Warrants]; (iii) all expenses in connection with the qualification of the Securities,[the Warrants and the shares of Common Stock issuable upon conversion of the Securities] for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities [and the Warrants]; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; and [(viii) the fees and expenses of the Warrant Agent and any agent of the Warrant Agent and the fees and disbursements of counsel for the Warrant Agent in connection with the Warrant Agreement and the Warrants;] and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities [and the Warrants] by them, and any advertising expenses connected with any offers they may make.

                  7. The obligations of the Underwriters of any Designated Securities [and Warrants] under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

                  (b) Counsel for the Underwriters shall have furnished to the Representatives such written opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the incorporation of the Company, the validity of the Indenture, the Designated Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Bruce A. Backberg, Esq., Senior Vice President for the Company, or other counsel for the Company acceptable to the Representatives, shall have furnished to the Representatives his written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                     (i) The Company has been duly incorporated and is validly
                  existing as a corporation in good standing under the laws of the State of Minnesota, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                     (ii) The Company has an authorized share capital as set
                  forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable;

                     (iii) The Company has been duly qualified as a foreign
                  corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which, in such counsel's opinion, the Company is required to be so qualified or if the Company is not so qualified in any such state or jurisdiction, the failure to so qualify would not, considering all cases in the aggregate, involve a material risk to the business, properties, financial position or results of operation of the Company and its subsidiaries, taken as a whole;

                     (iv) Each of the Principal Subsidiaries has been duly
                  incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; all of the issued shares of capital stock of each of St. Paul Fire and Marine Insurance Company, United States Fidelity and Guaranty Company and approximately 78% of the issued shares of the capital stock of The John Nuveen Company have been duly authorized and validly issued, are fully paid and non-assessable, and (except as disclosed in the Registration Statement) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or the Principal Subsidiaries, provided that such counsel shall state that he believes that both the Representatives and he are justified in relying upon such opinions and certificates);

                     (v) To such counsel's knowledge, there are no legal or
                  governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than as set forth in the Prospectus and other than litigation or proceedings (none of which is reasonably likely to be material) incident to the kinds of business conducted by the Company and its subsidiaries, which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate (after giving effect to any applicable insurance, reinsurance or reserves therefor) have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                     (vi) This Agreement and the Pricing Agreement with respect to the Designated Securities [and Warrants] have been duly authorized, executed and delivered by the Company;

                     (vii) The Designated Securities have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Designated Securities and the Indenture conform to the descriptions thereof in the Prospectus as amended or supplemented;

                     (viii) [The Warrants have been duly authorized, executed,
                  issued and delivered and, when countersigned by the Warrant Agent as provided in the Warrant Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Warrant Agreement; the Warrant Agreement has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding instrument enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Warrant Agreement conforms to the description thereof in the Prospectus;]

                     (ix) The Indenture has been duly authorized, executed and
                  delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

                     (x) The issue and sale of the Designated Securities [and
                  the Warrants], the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, this Agreement, [the Warrant Agreement] and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the Restated Articles of Incorporation, as amended, or By-laws, as amended, of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                     (xi) No consent, approval, authorization, order,
                  registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities [or the Warrants] or the consummation by the Company of the transactions contemplated by this Agreement, [the Warrant Agreement] or any applicable Pricing Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities [and the Warrants] by the Underwriters;

                     (xii) Neither the Company nor any of its subsidiaries is in violation of its organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is or any of its properties is or may be bound, except where any such default does not have or would not reasonably be expected to have a material adverse affect on the Company and its subsidiaries taken as a whole;

                     (xiii) The statements set forth in the Prospectus under the captions "Description of Debt Securities We May Offer", [the "Description of our Common Stock" and the "Description of Warrants We May Offer"], insofar as they purport to constitute a summary of the terms of the Securities therein described, and, subject to the limitations set forth therein, under the caption "United States Taxation", and under the captions

                  "Plan of Distribution" and "Underwriting" insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                     (xiv) The Company is not and, after giving effect to each
                  offering and sale of the Securities will not be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

                     (xv) The documents incorporated by reference in the
                  Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of the registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                     (xvi) The Registration Statement and the Prospectus as
                  amended or supplemented and any further amendments and supplements thereto made by the Company prior to the date of such opinion for the Designated Securities [and the Warrants](other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the date of such opinion, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

                  provided that in lieu of the delivery of the opinion set forth in paragraph (iv) of this Section 7(c) as to The John Nuveen Company, such counsel may cause Alan G. Berkshire, Vice President and General Counsel to The John Nuveen Company, to deliver an opinion as to such matters, dated the Time of Delivery for such Designated Securities.

                  (d) On the date of the Pricing Agreement for such Designated Securities and at the Time of Delivery for such Designated Securities, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively and, with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

                  (e) (i) Neither the Company nor any of its Principal Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, and (ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities there shall not have been any change in the capital stock or long-term debt of the Company and its subsidiaries taken as a whole (other than any decrease in the capital stock resulting from purchases under the Company's Stock Repurchase Program and any increase in the capital stock resulting from the exercise of stock options or the issuance of restricted shares under the Company's stock incentive and employee compensation plans, or the conversion of Series B Convertible Preferred Stock) or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relative to the Designated Securities, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended relating to the Designated Securities;

                  (f) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or the Company's financial strength or claims paying ability by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) other than as disclosed in the Prospectus as amended or supplemented, no such organization shall have publicly announced or otherwise given notice to the Company that it has under surveillance, review or watch, with possible negative implications, its rating of any of the Company's debt securities or the Company's financial strength or claims paying ability, or of any review for a possible change therein that does not indicate the direction of the possible change;

                  (g) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following:
(i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or a material disruption in the commercial banking or securities settlement or clearance services in the United States; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis of change in financial, political or economic conditions in the United States or elsewhere if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities [or Warrants] on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities [and the Warrants]; and

                  (h) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities [and the Warrants] a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Representatives may reasonably request.

                  8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus (or the Prospectus as amended or supplemented).

                  (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities [and Warrants], or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities [and the Warrants] on the other from the offering of the Designated Securities [and the Warrants] to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities [and the WARRANTS] on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection
(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities [and the Warrants] in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

                  (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

                  9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities [and Warrants] which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities [and Warrants], the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities [and Warrants] on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities [and Warrants], then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities [and Warrants] on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities [and Warrants], or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities [and Warrants], the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities [and Warrants] for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities [and Warrants].

                  (b) If, after giving effect to any arrangements for the purchase of the Designated Securities [and Warrants] of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection
(a) above, the aggregate principal amount of such Designated Securities [and Warrants] which remains unpurchased does not exceed one-tenth of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated

Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities [and Warrants] and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Designated Securities [and Warrants] of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection
(a) above, the aggregate principal amount of Designated Securities [and Warrants] which remains unpurchased exceeds one-tenth of the aggregate principal amount of the Designated Securities [and Warrants], as referred to in subsection
(b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities [and Warrants] of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities [and Warrants] shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

                  11. If any Pricing Agreement shall be terminated pursuant to
Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities [and the Warrants] covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason Designated Securities [or Warrants] are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities [and Warrants], but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities [and Warrants] except as provided in Section 6 and Section 8 hereof.

                  12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities [and Warrants] shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

                  All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Bruce A. Backberg, Esq., Senior Vice President; provided, however, that any notice to an Underwriter pursuant to
Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

                  13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities [and Warrants] from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

                  14. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                  15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof.

                                         Very truly yours,

                                         THE ST. PAUL COMPANIES, INC.


                                         By:
                                            -----------------------------------
                                             Name:
                                             Title:

Accepted as of the date hereof:

[UNDERWRITERS]

BY:  [REPRESENTATIVE]



By:
   ------------------------------------
      Name:
      Title:

On behalf of each of the Underwriters

                                                                         ANNEX I

                                PRICING AGREEMENT

[UNDERWRITERS]
         As Representatives of the several
                  Underwriters named in Schedule I hereto, [ADDRESS]

                                                                          [DATE]

Ladies and Gentlemen:

         The St. Paul Companies, Inc., a Minnesota corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the
Underwriting Agreement, dated [        ], 200[ ](the "Underwriting Agreement"),
between the Company on the one hand and [UNDERWRITERS] on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities") [and the warrants for the purchase of common stock of the Company specified in Schedule II hereto (the "Warrants")]. Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities [and Warrants] which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities [and Warrants] pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities [and the Warrants], in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities [and Warrants] set forth opposite the name of such Underwriter in Schedule I hereto.

         If the foregoing is in accordance with your understanding, please sign and return to us [ ] counterparts hereof [(one for the issuer and each of the Representatives plus one for each Counsel)], and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                        Very truly yours,

                                        THE ST. PAUL COMPANIES, INC.


                                        By:
                                           -------------------------------------
                                             Name:
                                             Title:

Accepted as of the date hereof:

[UNDERWRITERS]

BY:

By:
   --------------------------------------------------
         Name:
         Title:

On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                       PRINCIPAL
                                                                       AMOUNT OF
                                                                       DESIGNATED              PRINCIPAL
                                                                       SECURITIES              AMOUNT OF
                                                                       TO BE                   WARRANTS
                           UNDERWRITER                                 PURCHASED               TO BE PURCHASED
                           -----------                                 ---------               -- -- ---------
[UNDERWRITER].......................................................   $                       $
[UNDERWRITER].......................................................
[UNDERWRITER].......................................................

                  Total.............................................
                                                                       ----------------        ----------------
                                                                       $                       $
                                                                       ================        ================

                                   SCHEDULE II

TITLE OF DESIGNATED SECURITIES:
         [  %] [Floating Rate] [Zero Coupon] [Notes]
         [Debentures] due         ,

[TITLE OF ATTACHED WARRANTS:]

AGGREGATE PRINCIPAL AMOUNT:
         [$ ]

PRICE TO PUBLIC:
         % of the principal amount of the Designated Securities, plus accrued
         interest[, if any,] from [    ] to [     ][and accrued amortization
         [, if any,] from [       ] to [         ]

PURCHASE PRICE BY UNDERWRITERS:
         % of the principal amount of the Designated Securities, plus accrued
         interest from [        ] to [       ][and accrued amortization
         [, if any,] from [           ] to [           ]

FORM OF DESIGNATED SECURITIES:
         [Definitive form to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Representatives]]

         [Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.]

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:
         Federal (same day) funds

TIME OF DELIVERY:
         [      ] a.m. (New York City time),  [                 ], 200[ ]

INDENTURE:
         Indenture dated [          ], 200[ ], between the Company and The Chase
         Manhattan Bank, as Trustee

MATURITY:


INTEREST RATE:
         [    %] [Zero Coupon] [See Floating Rate Provisions]

INTEREST PAYMENT DATES:
         [months and dates, commencing [             ], 200[ ]

REDEMPTION PROVISIONS:
         [No provisions for redemption]
         [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount of [$ ] or an integral multiple thereof, [on or after , at the following redemption prices (expressed in percentages of principal
         amount). If [redeemed on or before        , %, and if] redeemed during
         the 12-month period beginning         ,

                                               REDEMPTION
               YEAR                               PRICE
               ----                            ----------



         and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

         [on any interest payment date falling on or after            ,        ,
         at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

         [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

         [Restriction on refunding]

SINKING FUND PROVISIONS:
         [No sinking fund provisions]

         [The Designated Securities are entitled to the benefit of a sinking fund to retire [$ ] principal amount of Designated Securities on in
         each of the years       through       at 100% of their principal amount
         plus accrued interest[, together with [cumulative] [noncumulative] redemptions at the option of the Company to retire an additional [$ ]
         principal amount of Designated Securities in the years       through
               at 100% of their principal amount plus accrued interest.]

                  [If Designated Securities are extendable debt
                              securities, insert--

EXTENDABLE PROVISIONS:
         Designated Securities are repayable on                       ,
         [insert date and years], at the option of the holder, at their principal amount with accrued interest. The initial annual interest
         rate will be     %, and thereafter the annual interest rate will be
         adjusted on         , and               to a rate not less than      %
         of the effective annual interest rate on U.S. Treasury obligations with -year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

[If Designated Securities are floating rate debt securities, insert--

FLOATING RATE PROVISIONS:
         Initial annual interest rate will be     % through         [and
         thereafter will be adjusted [monthly] [on each          ,            ,
         and       ] [to an annual rate of     % above the average rate for
                 -year month] [securities] [certificates of deposit] issued by
         and              [insert names of banks].] [and the annual interest
         rate [thereafter] [from            through        ] will be the
         interest yield equivalent of the weekly average per annum market
         discount rate for               -month Treasury bills plus     % of
         Interest Differential (the excess, if any, of (i) the then current
         weekly average per annum secondary market yield for              -month
         certificates of deposit over (ii) the then current interest yield equivalent of the weekly average per
         annum market discount rate for                 -month Treasury bills);
         [             from and thereafter the rate will be the then current
         interest yield equivalent plus    % of Interest Differential].]

DEFEASANCE PROVISIONS:

CLOSING LOCATION FOR DELIVERY OF DESIGNATED SECURITIES:

ADDITIONAL CLOSING CONDITIONS:
         Paragraph 7(g) of the Underwriting Agreement should be modified in the event that the Securities are denominated in, indexed to, or principal or interest are paid in, a currency other than the U.S. dollar, more than one currency or in a composite currency. The country or countries issuing such currency should be added to the banking moratorium and hostilities clauses and the following additional clause should be added to the paragraph (the entire paragraph should be restated, as amended):

                  "; ( ) the imposition of the proposal of exchange controls by any governmental authority in [insert the country or countries issuing such currency, currencies or composite currency]".

NAMES AND ADDRESSES OF REPRESENTATIVES:
         Designated Representatives:

         Address for Notices, etc.:

[OTHER TERMS]: